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                                                                    EXHIBIT 23.1





                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Westech Capital Corp.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.





                                              KPMG LLP





Austin, Texas
July 27, 2000